UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) May 23, 2018 (May 17, 2018)
HERC HOLDINGS INC.
(Exact name of registrant as specified in its charter)

DELAWARE	001-33139	20-3530539
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

27500 Riverview Center Blvd.
Bonita Springs, Florida 34134
(Address of principal executive offices, including zip code)

(239) 301-1000
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

As described under Item 5.07 below, Herc Holdings Inc., a Delaware corporation (the “Company”), held its 2018 Annual Meeting of Stockholders (the “2018 Annual Meeting”) on May 17, 2018. At the 2018 Annual Meeting, the Company’s stockholders, upon the recommendation of the Company’s Board of Directors (the “Board”), approved the Herc Holdings Inc. 2018 Omnibus Incentive Plan (the “Omnibus Plan”) and the Amended and Restated Herc Holdings Inc. Employee Stock Purchase Plan (the “ESPP” and, together with the Omnibus Plan, the “Plans”), each of which was previously adopted by the Board, subject to approval by the Company’s stockholders.

The Omnibus Plan provides for the reservation of up to 2,200,000 shares of common stock, which may be issued under the Omnibus Plan in connection with awards of options, stock appreciation rights, performance stock units, performance-based awards, restricted stock, restricted stock units, share awards and deferred stock units, to eligible employees, non-employee directors and natural persons who are consultants of the Company or any of its subsidiaries. The Omnibus Plan replaced the Company’s 2008 Omnibus Incentive Plan (the “2008 Plan”) as the vehicle used to make long-term equity incentive awards. From and after May 17, 2018, the effective date of the Omnibus Plan, no further awards may be made under the 2008 Plan, although awards previously granted under the 2008 Plan will remain outstanding in accordance with their terms and shares subject to awards granted under the 2008 Plan that for any reason are canceled, terminated, forfeited, settled in cash or that are tendered or withheld to pay the exercise price of an option or to satisfy tax withholding obligations with respect to an award granted under the 2008 Plan will be available again for awards (other than incentive stock options) under the Omnibus Plan.

The stockholders’ approval of the ESPP (i) increased the maximum number of shares that may be made available for sale thereunder by 400,000 shares, effective May 17, 2018, and (ii) extended the ESPP beyond its stated termination date. The ESPP is designed to provide the eligible employees of the Company and those of its subsidiaries designated by the Compensation Committee from time to time with the opportunity to purchase shares of Company common stock on periodic purchase dates through accumulated payroll deductions.

Descriptions of the material terms and conditions of the Plans is provided on pages 48-56 of the Company’s proxy statement filed with the Securities and Exchange Commission on April 2, 2018 (the “Proxy Statement”), and the full text of the Omnibus Plan and the ESPP is included as Annex A and B, respectively, to the Proxy Statement, which descriptions and text are incorporated herein by reference.

ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

On May 17, 2018, in connection with its review of the Company’s corporate governance structure as an independent public company and upon the recommendation of its Nominating and Governance Committee, the Board amended and restated the Company’s then-existing Amended and Restated By-Laws (as so amended and restated, the “By-Laws”). Among other things, the amendments to the By-Laws:

•	Clarify that the Board and, in the absence thereof, the Chair of the Board or the Chief Executive Officer, may postpone or reschedule any previously scheduled special meeting of the stockholders.

•	Clarify that, in the absence of a quorum at a meeting of stockholders, the meeting may be adjourned by the chair of the meeting as well as by a majority in voting power of the stockholders so present.

•
Clarify that stockholder proxies can be authorized by an instrument in writing or by an electronic transmission permitted by law filed in accordance with the procedure established for the meeting, and that proxies can be revoked in accordance with the procedure established for the meeting.

•	Specify that the notice to be given to Board members of the place, date and time of Board meetings (including special meetings) be at least 24 hours in advance.

•	Specify that special meetings of the Board can be called by the Chair of the Board, the Chief Executive Officer or a majority of the total authorized membership of the Board.

•
Provide the Chief Executive Officer with the authority to (i) fill vacancies occurring in any Board-appointed office of the Company with the approval of the Chair of the Board, and (ii) appoint certain subordinate officers of the Corporation and prescribe their respective authorities and duties.

•	Specify that the shares of the Company shall be uncertificated, except to the extent that the Board may otherwise provide.

•	Specify that the Company must respond within 30 days to a written request for indemnity.

•	Clarify that the Company has the power to, but is not required to, maintain certain insurance on behalf of its directors and officers.

•	Added an exclusive forum provision in Article VIII. The description of this provision contained below in Item 8.01 is incorporated herein by reference.
In addition, certain obsolete provisions or provisions addressed in other Company corporate governance documents were eliminated and other clarifying or conforming “housekeeping” changes were made to several other sections of the previous by-laws of the Company.

The foregoing description of the By-Laws does not purport to be complete and is qualified in its entirety by reference to the full text of the By-Laws, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.

ITEM 5.07 SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Company held its 2018 Annual Meeting on May 17, 2018. In connection with the meeting, proxies were solicited pursuant to Section 14(a) of the Securities Exchange Act of 1934. Matters submitted to a vote of the stockholders at that meeting and the final voting results with respect to each matter are set forth below:

1.	Election of Directors. The eleven director nominees identified below were elected to serve for a one-year term expiring at the 2019 Annual Meeting of Stockholders. Voting results were as follows:

	For	Against	Abstain	Broker Non-Votes
Herbert L. Henkel	23,987,359	388,811	20,475	1,250,746
Lawrence H. Silber	24,162,943	212,597	21,105	1,250,746
James H. Browning	24,163,093	212,909	20,643	1,250,746
Patrick D. Campbell	24,121,465	254,549	20,631	1,250,746
Nicholas Graziano	24,281,372	94,952	20,321	1,250,746
Jean K. Holley	24,348,158	28,212	20,275	1,250,746
Jacob M. Katz	24,348,353	27,666	20,626	1,250,746
Michael A. Kelly	23,993,573	382,458	20,614	1,250,746
Courtney Mather	23,785,009	591,029	20,607	1,250,746
Louis J. Pastor	23,909,433	466,511	20,701	1,250,746
Mary Pat Salomone	23,994,716	382,088	19,841	1,250,746

2.	Advisory Vote on Executive Compensation. Stockholders approved, on a non-binding advisory basis, the compensation of the Company’s named executive officers, with the following vote:

For	Against	Abstain	Broker Non-Votes
24,179,493	117,870	99,282	1,250,746

3.	Vote on the Herc Holdings Inc. 2018 Omnibus Incentive Plan. Stockholders approved the Herc Holdings Inc. 2018 Omnibus Incentive Plan, with the following vote:

For	Against	Abstain	Broker Non-Votes
22,215,246	2,083,927	97,472	1,250,746

4.
Vote on the Amended and Restated Herc Holdings Inc. Employee Stock Purchase Plan. Stockholders approved the Amended and Restated Herc Holdings Inc. Employee Stock Purchase Plan, with the following vote:

For	Against	Abstain	Broker Non-Votes
24,267,881	30,875	97,889	1,250,746

5.
Ratification of the Selection of Independent Public Accountants. Stockholders ratified the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2018, with the following vote:

For	Against	Abstain	Broker Non-Votes
25,491,219	60,343	95,829	0

ITEM 8.01 OTHER EVENTS.
The Company is filing the following “Description of Capital Stock” in order to update and supersede the description of its capital stock included in the Registration Statement on Form 8-A (File No. 001-33139) filed with the Securities and Exchange Commission on November 8, 2006 (as subsequently amended and supplemented). The Company intends to incorporate by reference the description of its capital stock in this Item 8.01 in connection with future registration statements, including without limitation, any registration statement that may be filed on Form S-3 or Form S-8.

DESCRIPTION OF CAPITAL STOCK

Overview

The following summarizes certain provisions of the Company’s Amended and Restated Certificate of Incorporation, as amended (the “Certificate of Incorporation”), the Company's Amended and Restated By-Laws (as amended and restated on May 17, 2018, the "By-Laws") and the Delaware General Corporation Law (the “DGCL”). The following summary is not complete and is qualified in its entirety by reference to the Certificate of Incorporation and By-Laws, copies of which are publicly available through the filings of the Company with the Securities and Exchange Commission.

Common Stock

In accordance with the Certificate of Incorporation, 133,333,333 shares of common stock, par value $0.01 per share, are authorized for issuance.

Voting Rights. Each holder of Company common stock is entitled to one vote per share on all matters to be voted on by stockholders. Unless otherwise provided by applicable law, the rules or regulations of any applicable stock exchange or any other applicable rule or regulation, the Certificate of Incorporation or the By-Laws, every matter to be voted on by the Company’s stockholders, other than the election of directors, shall be decided by the affirmative vote of a majority of the shares entitled to vote at a meeting of stockholders on the subject matter in question represented in person or by proxy at any such meeting at which a quorum is present.

Election of Directors. At any meeting of stockholders for the election of directors at which a quorum is present, the election will be determined by a majority of the votes cast by the stockholders entitled to vote in the election, except that in the case of a contested election, the election will be determined by a plurality of the votes of shares represented in person or by proxy at such meeting and entitled to vote on the election of directors. The Certificate of Incorporation does not provide for cumulative voting rights with respect to the election of directors.

Dividends. The holders of Company common stock are entitled to receive any dividends and other distributions that may be declared by the Company's Board of Directors (the "Board"), subject to any preferential dividend rights of outstanding preferred stock. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Company, holders of common stock will be entitled to share equally in all assets of the Company remaining after the payment of liabilities and subject to the prior rights of any outstanding preferred stock.

Preemptive Rights. Holders of Company common stock have no preemptive, subscription, redemption or conversion rights. The rights and privileges of holders of Company common stock are subject to any series of preferred stock that the Company may issue, as described below.

Preferred Stock

In accordance with the Certificate of Incorporation, 13,333,333 shares of preferred stock, par value $0.01 per share, are authorized for issuance in one or more series. The Board is authorized from time to time by resolution or resolutions to fix the number of shares of any class or series of preferred stock and to determine its voting powers, designations, preferences and relative, participating, optional or other special rights, and the qualifications, limitations and restrictions thereof. Within certain limitations, the Board is authorized to increase or decrease (but not below the number of shares of such class or series then outstanding) the number of shares of any such class or series subsequent to the issue of shares of that class or series. The Certificate of Incorporation does not contain any restrictions on the repurchase or redemption of shares of preferred stock by the Company while there is any arrearage in the payment of dividends or sinking fund installments.

Exclusive Forum
The By-Laws provide that, unless a majority of the Board consents in writing to the selection of an alternate forum, the Court of Chancery of the State of Delaware (or, if such court does not have jurisdiction, another state court located within the State of Delaware or, if no court located within the State of Delaware has jurisdiction, the federal district court for the District of Delaware) will be the sole and exclusive forum for (i) any derivative action or proceeding brought on behalf of the Company, (b) any action asserting a claim of breach of a fiduciary duty owed by any current or former director, officer or other employee of the Company to the Company or the Company’s stockholders, (c) any action asserting a claim against the Company or any of its current or former directors, officers or other employees arising pursuant to any provision of the DGCL, the Certification of Incorporation or the By-Laws (in each case, as may be amended from time to time), (d) any action asserting a claim against the Company or any of its current or former directors, officers or other employees governed by the internal affairs doctrine of the State of Delaware, or (e) any other action asserting an “internal corporate claim,” as defined in Section 115 of the DGCL, in all cases subject to the court’s having personal jurisdiction over all indispensable parties named as defendants.

Anti-Takeover Provisions in the Certificate of Incorporation and By-Laws and Delaware Law

Certain provisions in the Certificate of Incorporation and By-Laws could have the effect of delaying, deterring or preventing another party from acquiring or seeking to acquire control of the Company. For example, the Certificate of Incorporation and/or By-Laws include provisions that:

•
authorize the Board, without the vote of or other action by the Company’s stockholders, to cause the issuance of preferred stock in one or more series and to fix the number of shares constituting any such series and the preferences, limitations and relative rights, including dividend rights, voting rights, redemption rights, conversion rights and liquidation preferences of the shares constituting any series;

•	provide that vacancies on the Board or newly created directorships may be filled only by the Board;

•	provide that the number of directors constituting the Board shall be fixed from time to time exclusively by resolution of the Board;

•
establish advance notice procedures and other requirements for stockholders to submit nominations of candidates for election to the Board and other proposals to be brought before a stockholders meeting;

•
do not give the holders of Company common stock cumulative voting rights with respect to the election of directors, which means that the holders of a majority of outstanding shares of Company common stock can elect all directors standing for election;

•	provide that special meetings of stockholders may be called only by or at the direction of the Board, and stockholders may not take action by written consent; and

•
require the vote of at least two-thirds of the shares then entitled to vote at an election of directors to amend certain provisions of the Certificate of Incorporation and By-Laws, which exceeds the majority vote of the outstanding stock that would otherwise be required by the DGCL for the repeal or amendment of such provisions of certificates of incorporation.

The Company has opted out of Section 203 of the DGCL, which would have otherwise prohibited the Company from engaging in business combination transactions with any interested stockholder for a period of three years following the time that the stockholder became an interested stockholder.

Transfer Agent and Registrar

Computershare Trust Company, N.A. is currently the transfer agent and registrar for the Company common stock.

NYSE Listing

The Company common stock is listed on the New York Stock Exchange under the symbol “HRI.”
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.
(d) Exhibits.
Exhibit
Number        Description

3.1*	Amended and Restated By-Laws of Herc Holdings Inc., effective May 17, 2018.
10.1
Herc Holdings Inc. 2018 Omnibus Incentive Plan, incorporated by reference to Annex A to the Definitive Proxy Statement on Schedule 14A of Herc Holdings Inc. (File No. 001-3139), as filed on April 2, 2018.

10.2
Amended and Restated Herc Holdings Inc. Employee Stock Purchase Plan, incorporated by reference to Annex B to the Definitive Proxy Statement on Schedule 14A of Herc Holdings Inc. (File No. 001-3139), as filed on April 2, 2018.

*Filed herewith

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HERC HOLDINGS INC.
(Registrant)

By:	/s/ Maryann Waryjas
Name:	Maryann Waryjas
Title:	Senior Vice President, Chief Legal Officer and Secretary
Date:  May 23, 2018